UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                              FORM 8-K/A-1

                             CURRENT REPORT
pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 3, 2003
                                                   ------------




              TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
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   (Exact name of small business issuer as specified in its charter)


            Delaware                                 13-2846796
-----------------------------------     --------------------------------------
  (State or other jurisdiction of                 (I.R.S. Employer
  incorporation or organization)                 Identification No.)

      P.O. Box 382, 4 Hardscrabble Heights, Brewster, New York  10509
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               (Address of principal executive offices)

                              (845) 277-8100
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                      (Issuer's telephone number)


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          (Former name, former address and former fiscal year,
                      if changed since last report)

               INFORMATION TO BE INCLUDED IN THE REPORT

        On June 18, 2003, 1998, Touchstone Applied Science Associates, Inc. (the "Company") filed a Current Report on Form 8-K (the "Initial Report") with the Securities and Exchange Commission, which reported the strategic divestiture of its post-secondary proprietary school, Mildred Elley, with locations in the Albany, NY area and Pittsfield, Massachusetts. TASA had been reporting the Mildred Elley Schools as discontinued operations since TASA made the decision in 2002 to sell the schools.

        This Amendment hereby amends and supplements Item 7 to the Initial Report to include the pro forma financial information contained herein, which the Company is required to report pursuant to Item 7(b) of Form 8-K in connection with the dispositions.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS.

        (b) Pro Forma Financial Information

        The Pro Forma Financial Information is attached to this
Report commencing at page F-1.

        (c) Exhibits (each of which was filed with the Initial Report)

            10.1 Asset Sale Agreement, dated as of June 3, 2003, among Mildred Elley School, Inc., Touchstone Applied Science Associates, Inc., TASA Educational Services Corporation, Faith A. Takes and Empire Education Corporation

            10.2   Escrow Agreement, dated as of June 3,
                   2003, by and among Mildred Elley School,
                   Inc., Touchstone Applied Science
                   Associates, Inc., TASA Educational
                   Services Corporation, Empire Education
                   Corporation, and Hodgson Russ LLP, as
                   escrow agent.

            99     Press Release, issued June 9, 2003, by TASA

                                       TASA
                     Income statement for the year ended
                                October 31, 2002



                                    Historical      Proforma Adjustments         Proforma
                                                                            after divestiture
Assessment Revenues                  7,562,468                                   7,562,468
Instructional revenues               2,862,927                                   2,862,927

Total net revenues                  10,425,395          -       -               10,425,395

Cost of goods sold                   4,671,262                                   4,671,262

Gross profit                         5,754,133          -       -                5,754,133

Operating expenses
Selling expenses                     2,108,402                                   2,108,402
General and Administrative
  expenses                           2,797,414                                   2,797,414

Total operating expenses             4,905,816          -       -                4,905,816

Loss from operations                   848,317          -       -                  848,317

Other income (expense)
Other income                           (13,358)                                    (13,358)
Interest expense                      (554,391)                                   (554,391)

Loss before taxes                      280,568          -       -                  280,568

Income tax                             113,660                                     113,660

Loss from continuing operations        166,908          -       -                   166,908

Discontinued operations
Loss from operations                    17,189                  17,189                  -
Loss on disposal                    (2,532,102)    2,532,102                            -

loss from discontinued
  operations                        (2,514,913)    2,532,102    17,189                  -

net loss                            (2,348,005)    2,532,102    17,189              166,908

Weighted shares outstanding
  Basic                              2,587,241                                    2,587,241
  Diluted                            2,587,241                                    2,617,203
Basic earnings per share                ($0.91)                                       $0.06
Diluted earnings per share              ($0.91)                                       $0.06


Adjustments                          Dr            Cr
                                  1
Current liabilities held for sale    1,214,412
Other liabilities held for sale        241,547
Retained earnings                    4,053,891
Current assets held for sale                       2,631,481
Fixed assets held for sale                           170,345
Other assets held for sale                           175,922
Loss on disposal                                   2,532,102
  to record disposal of MESI
                                  2
Retained earnings                                     17,189
Loss from discontinued operations       17,189
  To eliminate MESI operations
                                  3
Current liabilities held for sale      265,122
Retained earnings                                    265,122
  To write off liabilities
   forgiven at time of sale


                                     5,792,161     5,792,161


                               SIGNATURE

        In accordance with the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    TOUCHSTONE APPLIED SCIENCE
                                    ASSOCIATES, INC.



                                    By: /s/ ANDREW L. SIMON
                                        -------------------
                                        Andrew L. Simon, President
                                        Chief Executive Officer
                                        and Chief Financial Officer

Date:  September 15, 2003